UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0588680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050 Houston, Texas 77042
(Address of principal executive offices, including ZIP code)

(713) 499-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On January 23, 2006, U.S. Concrete, Inc. issued a press release announcing revised estimates for its operational results for the fourth quarter and full-year 2005 as well as its expected range of operating results for 2006. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

          The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release of U.S. Concrete, Inc. dated January 23, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: January 23, 2006	By:	/s/ Robert D. Hardy

Robert D. Hardy
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release of U.S. Concrete, Inc. dated January 23, 2006